UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)   May 18, 2005
                                                        ------------------------

                                   AVNET, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

            1-4224                                      11-1890605
--------------------------------------------------------------------------------
   (Commission File Number)                    (IRS Employer Identification No.)


2211 South 47th Street, Phoenix, Arizona                      85034
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                   (Zip Code)

                                 (480) 643-2000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 13, 2005, the Board of Directors of Avnet, Inc. approved amendments to the Avnet Deferred Compensation Plan in order to comply with new regulations enacted by the American Jobs Creation Act of 2004. A copy of the amended Plan is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

(c)      Exhibits

         99.1     Avnet Deferred Compensation Plan




                                S I G N A T U R E
                                -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     AVNET, INC.
                                                     (Registrant)


Date: May 18, 2005                          By:  /s/ Raymond Sadowski
                                                 -------------------------------
                                                     Raymond Sadowski
                                                     Senior Vice President and
                                                     Chief Financial Officer